                                                                     EXHIBIT 1.1


                                 ANTHEM, INC.

                         [  ] % EQUITY SECURITY UNITS
                 (STATED AMOUNT $50 PER EQUITY SECURITY UNIT)

                              Each consisting of

                         A Purchase Contract requiring
                     the purchase for $50 on [    ], 2004
                           of shares of Common Stock

                                      and

                           A Subordinated Debenture
                        with a principal amount of $50

                                  ___________

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                             ............., 2001

Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
UBS Warburg LLC
ABN AMRO Rothschild LLC
Dresdner Kleinwort Wasserstein Securities LLC
A.G. Edwards & Sons, Inc.
McDonald Investments Inc.
Utendahl Capital Partners, L.P.

     As representatives of the several Underwriters named in
     Schedule I hereto (the "Representatives")

c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     Anthem, Inc., an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 4,000,000 __% Equity Security Units (the "Firm Units") and, at the election of the Underwriters, up to 600,000 additional ___% Equity Security Units (the "Optional Units"). Each Equity Security Unit will have a stated amount of $50 and will initially be comprised of (a) a purchase contract (a "Purchase Contract") under
which the holder will purchase from the Company on [    ], 2004, a number of
shares (the "Issuable Common Stock") of common stock, par value $.01 per share ("Stock"), of the Company equal to the Settlement Rate as set forth in the Purchase Contract Agreement (as defined below) and (b) a ___% subordinated debenture due 2006 of the Company having a principal amount of $50 (a "Debenture") (the Firm Units and the Optional Units that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Units").

     In accordance with the terms of a Purchase Contract Agreement, to be dated as of . , 2001 (the "Purchase Contract Agreement"), between the Company and The Bank of New York, as purchase contract agent (the "Purchase Contract Agent"), the Debentures constituting a part of the Equity Security Units will be pledged by the Purchase Contract Agent, on behalf of the holder of the Equity Security Units, to The Chase Manhattan Bank, as collateral agent (the "Collateral Agent"), pursuant to a Pledge Agreement, to be dated as of . , 2001 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and The Chase Manhattan Bank, as custodial agent (the "Custodial Agent") and securities intermediary (the "Securities Intermediary") to secure the holders' obligation to purchase Stock under the Purchase Contracts. The rights and obligations of a holder of Equity Security Units in respect of Debentures (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by a Normal Units Certificate (as defined in the Purchase Contract Agreement).

     The Debentures will be issued pursuant to an Indenture, to be dated as of . , 2001 (the "Base Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, to be dated as of . , 2001 (the "First Supplemental Indenture," and, together with the Base Indenture, the "Indenture"), between the Company and the Trustee.

     Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to be entered into among the Company, the Purchase Contract Agent and a financial institution to be selected by the Company to act as reset agent and remarketing agent

(together, the "Remarketing Agent"), the Debentures or other Pledged Securities (as defined below) will be remarketed, subject to certain terms and conditions.

     As used in this Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract Agreement, the Indenture, the Pledge Agreement and the Remarketing Agreement.

     Concurrently with the offering of the Units, the Company is offering an aggregate of 28,600,000 shares (the "Firm Shares") and, at the election of the underwriters of such offering, up to 4,290,000 additional shares (the "Optional Shares" and, together with the Firm Shares, the "Shares") of Stock by means of a separate prospectus and pursuant to a separate underwriting agreement (the "Common Stock Underwriting Agreement").

     The Units and the Shares are being issued in connection with the conversion (the "Demutualization") of Anthem Insurance Companies, Inc., an Indiana mutual insurance company ("Anthem Insurance"), into an Indiana stock insurance company pursuant to the Plan of Conversion, as adopted by the Board of Directors of Anthem Insurance on June 18, 2001, in accordance with the requirements of
Section 27-15-1-1 et seq. of the Indiana Code. Upon effectiveness of the Plan, Anthem Insurance will become a direct, wholly-owned subsidiary of the Company. Pursuant to the Plan, the membership interests of the Statutory Members (as defined in the Plan) of Anthem Insurance shall be extinguished and Eligible Statutory Members (as defined in the Plan) shall be entitled to receive, in exchange for their membership interests, shares of common stock of the Company (the "Member Shares") or cash. Anthem Insurance shall surrender to the Company, and the Company shall cancel, all of the remaining shares of common stock of the Company previously issued by the Company to Anthem Insurance. The Member Shares and the Shares are collectively referred to as the "Transaction Shares".

     Anything herein or therein to the contrary notwithstanding, the closing under this Agreement is hereby conditioned on the closing under the Common Stock Underwriting Agreement.

     1. The Company and Anthem Insurance, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-70566) and amendments thereto filed on or before the date hereof (collectively, the "Initial Registration Statement") in respect of the Units, including the Purchase Contracts and the Debentures underlying the Units and the Issuable Common Stock, have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the

Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (d) Neither the Company nor Anthem Insurance nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any (i) material addition, or development involving a prospective material addition, to Anthem Insurance's liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of Anthem Insurance or material change in the capital stock or other ownership interest of the Company, Anthem Insurance or any of their respective subsidiaries or any material increase in the long-term debt of the Company, Anthem Insurance and their respective subsidiaries, considered as a whole; or
(iii) material adverse change, or development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of the Company, Anthem Insurance and their respective subsidiaries considered as a whole ("Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

          (e) Each of the Company, Anthem Insurance and their respective Material Subsidiaries (as hereinafter defined) has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, Anthem Insurance or any of their respective Material Subsidiaries, and any real property and buildings held under lease by the Company, Anthem Insurance or any of their respective Material Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, Anthem Insurance or any of their respective Material Subsidiaries (for purposes of this Agreement, "Material Subsidiary" means, at any time, (i) each of Anthem Midwest, Inc., Anthem East, Inc. and Anthem West, Inc. and (ii) any subsidiary which, together with its subsidiaries, has either assets, revenues from operations or income from continuing operations that exceed 5% of the combined assets, combined revenues from operations or combined income from continuing operations of the Company and Anthem Insurance and their subsidiaries taken as a whole);

          (f) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; Anthem Insurance has been and, until immediately prior to the Effective Date (as defined in the Plan), will continue to be duly incorporated and validly existing as a mutual insurance company under the laws of the State of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; immediately after the First Time of Delivery and at each subsequent Time of Delivery (as defined in Section 5), Anthem Insurance will be duly incorporated and validly existing as a stock insurance company under the laws of the

State of Indiana and will be a subsidiary of the Company; each of the Company and Anthem Insurance has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; and each of their respective Material Subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or partnership, as applicable, and, to the extent such concept is applicable, is in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of their respective Material Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction;

          (g) The Company has an authorized capitalization as set forth and described in the Prospectus; on the Effective Date (as defined in the Plan), Anthem Insurance will have an authorized capitalization of 500,000,000 shares of common stock, par value $1.00; and all of the issued shares of capital stock or other ownership interests of each of their respective Material Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and (except as described in the Prospectus and except for directors' qualifying shares) are owned directly or indirectly by the Company or Anthem Insurance, as applicable, free and clear of all liens, encumbrances, equities or claims;

          (h) The Shares to be issued and sold by the Company under the Common Stock Underwriting Agreement have been duly and validly authorized; when the Shares are issued and delivered against payment therefor as provided in the Common Stock Underwriting Agreement and when the Member Shares are issued pursuant to the Plan, the Shares and the Member Shares will be duly and validly authorized and issued and fully paid and nonassessable, and the Shares and the Member Shares will conform to the description of the Stock contained in the Prospectus; the issuances of the Shares and the Member Shares are not subject to any preemptive or other similar rights; and there are no rights of any person, corporation or other entity to require registration of any shares of the Stock or any other securities of the Company in connection with the Demutualization or the filing of the Registration Statement; the Shares and the Member Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance, and at each Time of Delivery, the Shares issued at or prior to such Time of Delivery will be listed thereon; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable;

and the Issuable Common Stock conforms in all material respects to the description of the Stock contained in the Prospectus;

          (i) The issuance of the Member Shares does not require registration under the Act;

          (j) The Units have been duly authorized and, when duly executed, authenticated and delivered against payment therefor as provided herein and in the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; the Units will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Units is not subject to preemptive or other similar rights;

          (k) The Purchase Contract Agreement has been duly authorized by the Company and, at the First Time of Delivery, when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement will conform in all material respects to the description thereof contained in the Prospectus;

          (l) The Purchase Contracts underlying the Units have been duly authorized by the Company and, when issued and delivered as provided herein and in the Purchase Contract Agreement, will be duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

          (m) The Remarketing Agreement has been duly authorized by the Company and, at the date of the Remarketing Agreement and at the Remarketing Closing Date (as defined in the Remarketing Agreement) will have been duly executed and delivered by the Company; and the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus;

          (n) The Pledge Agreement has been duly authorized by the Company and, at the First Time of Delivery, when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Collateral Agent and the Purchase Contract Agent, will constitute a valid and legally binding obligation of the

Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Pledge Agreement will conform in all material respects to the description thereof contained in the Prospectus;

          (o) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting part of such Units, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");]

          (p) The Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act; at the First Time of Delivery, each of the Base Indenture and the First Supplemental Indenture, when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture will conform in all material respects to the description thereof contained in the Prospectus;

          (q) The Debentures have been duly authorized by the Company and, when issued and delivered as provided herein and in the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Indenture; and the Debentures will conform in all material respects to the description thereof contained in the Prospectus;

          (r) The Units and the Issuable Common Stock have been approved for listing on the Exchange, subject to notice of issuance, and at each Time of Delivery, the Units issued at or prior to such Time of Delivery, and the Issuable Common Stock relating to such Units, upon notice of issuance, will be listed on the Exchange;

          (s) Each of Anthem Insurance and each of its and the Company's respective subsidiaries that is required to be organized or licensed as an insurance, healthcare, HMO or health care management company or holding company in respect thereof in its jurisdiction of incorporation (an "Insurance or Healthcare Subsidiary") is duly organized and licensed as such in its respective jurisdiction of incorporation and is duly licensed or authorized as such in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, except where the failure to be so licensed or authorized could not reasonably be expected to have a Material Adverse Effect; except as otherwise described in the Prospectus, each of Anthem Insurance and each Insurance or Healthcare Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance or healthcare related regulatory authorities and from the Blue Cross Blue Shield Association ("BCBSA") to conduct its business, except where the failure to have such Approvals could not reasonably be expected to have a Material Adverse Effect; there is no pending or, to the knowledge of the Company and Anthem Insurance, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; each of Anthem Insurance and each Insurance or Healthcare Subsidiary is in compliance with all license agreements with BCBSA currently in effect (each a "BCBS License") that it is a party to; and, to the knowledge of the Company and Anthem Insurance, no insurance or healthcare related regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance or Healthcare Subsidiary to its parent, except as described in the Prospectus;

          (t) In connection with the Demutualization, the Company has made all required filings under applicable insurance holding company statutes, and has received Approvals of acquisition of control or affiliate transactions in each jurisdiction in which such filings or Approvals are required; each of the Company, Anthem Insurance and each of their respective subsidiaries has all necessary Approvals of and from, and has made all filings, registrations and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals and the BCBSA, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; each of the Company and Anthem Insurance and each of their respective subsidiaries is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations and the BCBSA, and all such Approvals and Filings are in full force and effect, except where the failure to be so could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor Anthem Insurance nor any of their respective subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or material limitation of any such Approval or otherwise impose any material limitation on the conduct of the business of the Company, Anthem Insurance or any of their respective subsidiaries, except as described in the Prospectus;

          (u) Each of Anthem Insurance and each Insurance or Healthcare Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance or healthcare related laws and regulations of its respective jurisdiction of incorporation and the insurance or healthcare related laws and regulations of other jurisdictions which are applicable to it, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (v) The issuance and sale by the Company of the Units, the Purchase Contracts, the Debentures and the Issuable Common Stock (collectively, the "Instruments"), the consummation of the Demutualization and the issuance of the Member Shares pursuant to the Plan, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the entry into and compliance by the Company and Anthem Insurance with all of the provisions of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents and the Plan and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the BCBS Licenses or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or by which the Company, Anthem Insurance or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Anthem Insurance or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Plan, the Demutualization or the transactions contemplated by this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents or the Plan, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-Laws or similar organizational documents of the Company, Anthem Insurance or any of their respective subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, Anthem Insurance or any of their respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of (x) the Articles of Incorporation or By-Laws or similar organizational documents of the Company, Anthem Insurance or any of their respective Material Subsidiaries or (y) the BCBS Licenses), individually or in the aggregate, would be either to affect the validity of the Instruments or the Transaction Shares, their respective issuance or to affect adversely the consummation of the transactions contemplated hereby, by the Common Stock Underwriting Agreement, by the Transaction Documents or by the Plan, or to have a Material Adverse Effect;

          (w) All Filings and Approvals of or with any court, insurance regulatory agency or governmental agency or body of the United States or any state thereof required in connection with the issuance and sale by the Company of the Instruments, the issuance of the Member Shares pursuant to the Plan, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the entry into and compliance by the Company and Anthem Insurance with all of the provisions of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents and the Plan and the consummation of the transactions herein and therein contemplated have been made or obtained, other than Filings to be made and Approvals to be obtained on the Effective Date, and all such Filings and Approvals are in full force and effect, provided that neither the Company nor Anthem Insurance makes any representation or warranty as to state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and the purchase and distribution of the Shares by the several underwriters named in the Common Stock Underwriting Agreement (the "Common Stock Underwriters"); all other Filings and Approvals of or with any court, insurance regulatory agency or other governmental agency or body or the BCBSA required to be obtained or made on or prior to the Effective Date in connection with the Demutualization or for the consummation by the Company and Anthem Insurance of the transactions contemplated by this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents and the Plan have been so obtained or made, other than Filings to be made and Approvals to be obtained on the Effective Date, and are in full force and effect, except as described in the Prospectus;

          (x) The Plan has been duly adopted by the required vote of the Board of Directors of Anthem Insurance (which adoption complied with the applicable requirements of the Indiana Code) and submitted to the Indiana Commissioner of Insurance (the "Commissioner") in the manner and accompanied by all information and certificates required by the Indiana Code and conforms in all material respects to the requirements of the Indiana Code applicable to the conversion of mutual insurance companies into stock insurance companies and any rules or regulations of the Commissioner in respect thereof in each case as administered or interpreted by the Commissioner (collectively, the "Indiana Conversion Laws and Regulations"), and the requirements of all other applicable laws; on October 2, 2001, the Commissioner held a public hearing in accordance with the requirements of the Indiana Code, with regard to which Anthem Insurance published such notice as is required to be published by a converting insurer by the Indiana Code, for the purpose of receiving comment on whether the Commissioner should approve the Plan; the Plan was duly approved on October 29, 2001 by a vote (the "Member Vote") of more than two-thirds of the votes validly cast by Statutory Members (which adoption complied in all material respects with the applicable requirements of the Indiana Code) and such adoption has not been rescinded or otherwise withdrawn; on _______ __, 2001 the Commissioner issued an order (subject to appeal) approving the Plan in accordance with the requirements of the Indiana Code (the "Commissioner's Order"), which remains unmodified and in full force and effect; no other Approvals are required to be obtained under the Indiana Code for the effectiveness of the Plan, other than Approvals to be obtained on the Effective Date; on the Effective Date, the Plan will become effective in accordance with its terms pursuant to the Indiana Code, and the Demutualization will be completed in accordance with the Plan and the Indiana Conversion Laws and Regulations and the requirements of all other applicable laws; and prior to the First Time of Delivery each of the actions required to occur and conditions required to be satisfied on or prior to the Effective Date pursuant to the Commissioner's Order or the Plan will have occurred or been satisfied;

          (y) There is no legal or governmental proceeding pending or currently being threatened challenging the Demutualization or the Plan or the approval thereof, the Commissioner's Order or the consummation of the transactions contemplated thereby, the offering of the Units by the Underwriters or the offering of the Shares by the Common Stock Underwriters;

          (z) Other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or to which any property of the Company, Anthem Insurance or any of their respective subsidiaries is subject which, if determined adversely to the Company, Anthem Insurance or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the best knowledge of the Company and Anthem Insurance, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (aa) The member information statement mailed to members of Anthem Insurance (the "MIS"), as of its date and as of the dates of the public hearing on the Demutualization and the Member Vote, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (bb) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is (i) in violation of any of its Articles of Incorporation or By-Laws or other organizational instruments, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii), where such default could not reasonably be expected to have a Material Adverse Effect;

          (cc) The statements set forth in the Prospectus under the captions "Description of the Units", insofar as they purport to constitute a summary of the terms of the Instruments and the Transaction Documents, and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Risk Factors - We are using the Blue Cross and Blue Shield names and marks as identifiers for our products and services under licenses from the Blue Cross Blue Shield Association. The termination of these license agreements could adversely affect our business, financial condition and results of operations", "Risk Factors -Additional risks relevant to you as a holder of the units", "The Plan of Conversion", "The Business of Anthem - the Blue Cross Blue Shield License", "Legal and Regulatory Matters", "U.S. Federal Income Tax Consequences" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (dd) (i) The pro forma consolidated statement of income and the pro forma consolidated balance sheet and the related notes thereto set forth in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, have been compiled on the pro forma basis described therein, and, in the opinion of the Company and Anthem Insurance, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company and Anthem Insurance to be reasonable at the time made;

               (ii) The consolidated financial statements of Anthem Insurance and its subsidiaries, together with the related notes and schedules, set forth in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved except for any normal year-end adjustments and except as described therein;

          (ee) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is and, after giving effect to the offering and sale of the Units, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the issuance of the Member Shares pursuant to the Plan, the consummation of the Demutualization and the application of the proceeds of the sale of the Shares and the Units as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder;

          (ff) Ernst & Young LLP, who have certified certain financial statements of the Company and the consolidated financial statements of Anthem Insurance and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (gg) Each of this Agreement and the Common Stock Underwriting Agreement has been duly authorized, executed and delivered by the Company and Anthem Insurance; and

          (hh) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Unit of $ . , the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per unit set forth in clause (a) of this Section 2, that portion of the number of Optional

Units as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional units) determined by multiplying such number of Optional Units by a fraction, the numerator of which is the maximum number of Optional Units which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 600,000 Optional Units, at the purchase price per Unit set forth in the paragraph above, for the purpose of covering sales of units in excess of the number of Firm Units. Any such election to purchase Optional Units may be exercised only by written notice from you to the Company given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. The Underwriters agree to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Units, the Debentures underlying the Firm Units and the Optional Units with respect to which the Company and the Underwriters have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Debentures to be pledged at the appropriate Time of Delivery in accordance with the Pledge Agreement.

     4. Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

     5. (a) The Units to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m., New York City time, on _______ __, 2001 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co. and the Company may agree in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 8(q) hereof, will be delivered at the offices of Baker & Daniels, 300 N. Meridian Street, Indianapolis, Indiana (the "Closing Location"), and the Units will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6. The Company and Anthem Insurance, jointly and severally, agree with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Units or the Issuable Common Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order ;


          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Units and the Issuable Common Stock for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Company and Anthem Insurance shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to security holders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and for the issuance of the Member Shares pursuant to the Plan, any Units, Purchase Contracts, Debentures, Stock or securities of the Company that are substantially similar to the Units, Purchase Contracts, Debentures or Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Units, Purchase Contracts, Debentures or Stock or any such substantially similar securities (other than (i) the Shares and (ii) pursuant to employee stock option and employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

          (f) To furnish to stockholders of the Company as soon as practicable after the end of the fiscal year in which the Registration Statement becomes effective and each fiscal year thereafter an annual report (including a balance sheet and statements of income, stockholders equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to stockholders of the Company consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request; provided, that the
                                                         --------
provision of such additional information shall either not be subject to, or shall be made in reliance upon an exemption from, Regulation F-D under the Act;

          (h) To use the net proceeds received by the Company from the sale of the Units pursuant to this Agreement and from the sale of the Shares pursuant to the Common Stock Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) Prior to or contemporaneously with the First Time of Delivery, to take all actions the Plan requires to have occurred on or prior to the Effective Date;

          (j) To use their best efforts to list, subject to notice of issuance, the Units and the Issuable Common Stock on the Exchange;

          (k) If the Company elects to rely upon Rule 462(b) to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

          (l) To reserve and keep available at all times, free of preemptive rights, shares of Stock to satisfy the obligation of the Company to issue shares of Issuable Common Stock pursuant to the Purchase Contracts;

          (m) No action has been or, prior to the completion of the distribution of the Units, will be taken by the Company or Anthem Insurance in any jurisdiction outside the United States that would permit a public offering of the Units, or possession or distribution of the Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus issued in connection with the offering of the Units, or any other offering material, in any country or jurisdiction where action for that purpose is required; and

          (n) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Units (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

     7. The Company and Anthem Insurance, jointly and severally, covenant and agree with the several Underwriters that the Company or Anthem Insurance will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants to the Company and Anthem Insurance in connection with the Demutualization and the registration of the Units, the Purchase Contracts, the Debentures and the Issuable Common Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Units and the Issuable Common Stock; (iii) all expenses in connection with the qualification of the Units and the Issuable Common Stock for offering and sale under state securities laws and insurance securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Units and the Issuable Common Stock on the New York Stock Exchange; (v) the cost of preparing the Instruments and any certificates thereof and the cost of preparing the Transaction Documents and any agreements, documents and instruments incident thereto; (vi) any fees charged by securities rating services for rating of the Units or the Debentures; (vii) fees, expenses and disbursements of the Purchase Contract Agent, Collateral Agent, Custodial Agent, Securities Intermediary, Remarketing Agent and Trustee and any agent of or counsel to any of the foregoing, in connection with the Transaction Documents;
(viii) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Units and the Issuable Common Stock; (ix) the cost and charges of any transfer agent or registrar; and (x) all other costs and expenses incident to the performance of the obligations of the Company and Anthem Insurance hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section, and Sections 10 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Units by them and any advertising expenses connected with any offers they may make.

     8. The obligations of the Underwriters hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and Anthem Insurance herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and Anthem Insurance shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions.

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Baker & Daniels, counsel for the Company and Anthem Insurance, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex 8(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) Anthem Insurance is validly existing as a mutual insurance company under the laws of the State of Indiana and upon the filing of the amended Articles of Incorporation of Anthem Insurance with the Secretary of State of the State of Indiana simultaneously with the First Time of Delivery, Anthem Insurance will be duly incorporated and validly existing as a stock insurance company under the laws of the State of Indiana, in each case with corporate power and authority to own its property and conduct its business as described in the Prospectus;

               (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being issued and sold under the Common Stock Underwriting Agreement at such Time of Delivery) have been duly authorized and validly issued and are or (with respect to the Shares being issued and sold under the Common Stock Underwriting Agreement at such Time of Delivery, when paid for in accordance with the terms thereof) will be fully paid and nonassessable; the Member Shares, when issued pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; stockholders of the Company have no preemptive rights with respect to the Shares arising out of the Articles of Incorporation or the By-Laws of the Company, the Plan or as a matter of Indiana law; and the Shares and Member Shares conform in all material respects to the description of the Stock contained in the Prospectus; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable; the Issuable Common Stock conforms in all material respects to the description of the Stock contained in the Prospectus;

               (iv) Each of this Agreement and the Common Stock Underwriting Agreement has been duly authorized, executed and delivered by the Company and Anthem Insurance;

               (v) The Plan has been duly approved by the required vote of the Board of Directors of Anthem Insurance (which approval complied with the applicable requirements of the Indiana Code) and submitted to the Indiana Commissioner in the manner and accompanied by all information and certificates required by the Indiana Code; on . , 2001, the Indiana Commissioner's Order was issued and such Order remains unmodified and is in full force and effect; no other Approvals are required to be obtained under the Indiana Code or, to such counsel's knowledge, otherwise under the Conversion Laws and Regulations for the effectiveness of the Plan; upon the filing of the amended Articles of Incorporation of Anthem Insurance with the Secretary of State of the State of Indiana simultaneously with the First Time of Delivery, the Plan will become effective in accordance with its terms;

               (vi) The issuance and sale by the Company of the Instruments, the issuance of the Member Shares pursuant to the Plan, the issuance and sale of the Shares by the Company pursuant to the Common Stock Underwriting Agreement, the entry into and compliance by the Company and Anthem Insurance with all provisions of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents and the Plan, and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of (A) the Articles of Incorporation or By-Laws or similar organizational documents, as amended, of the Company or Anthem Insurance, (B) the documents filed as exhibits nos. 10.1 through 10.[23], inclusive, to the

     Registration Statement, (C) any material obligation, agreement, covenant or condition contained in any BCBS License, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (D) any Federal statute or the laws of the State of Indiana or any rule or regulation known to such counsel of any Indiana or Federal governmental agency or body having jurisdiction over the Company or Anthem Insurance or any of their properties, except, in the case of clauses (B), (C) and (D), as would not, individually or in the aggregate, adversely affect the validity or performance of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents, the Plan, the Instruments or the Transaction Shares, or have a Material Adverse Effect;

               (vii) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under, any law or regulation of the United States or the State of Indiana for the issuance and sale by the Company of the Instruments, the issuance of the Member Shares pursuant to the Plan, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the entry into and compliance by the Company and Anthem Insurance with all provisions of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents and the Plan, and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals (A) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and the purchase and distribution of the Shares by the Common Stock Underwriters, or (B) individually or in the aggregate, as would not affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents or the Plan, or would not have a Material Adverse Effect;

               (viii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the Act;

               (ix) The Units being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; the Units conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Units is not subject to preemptive or other similar rights;

               (x) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus;

               (xi) The Purchase Contracts underlying the Units being delivered at such Time of Delivery have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

               (xii) The Remarketing Agreement has been duly authorized by the Company; the Remarketing Agreement conforms in all material respects to the description thereof contained in the Prospectus; and the Debentures will entitle the holders thereof to the benefits of the Remarketing Agreement and the Purchase Contract Agreement, in each case in respect of the remarketing thereof;

               (xiii) The Pledge Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Collateral Agent and the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Pledge Agreement conforms in all material respects to the description thereof contained in the Prospectus;

               (xiv) Each of the Base Indenture and the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

               (xv) The Debentures underlying the Units being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus;

               (xvi) The statements set forth in the Prospectus under the captions "Description of Units", insofar as they purport to constitute a summary of the terms of the Instruments and the Transaction Documents, and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Risk Factors - We are using the Blue Cross and Blue Shield names and marks as identifiers for our products and services under licenses from the Blue Cross Blue Shield Association. The termination of these license agreements could adversely affect our business, financial condition and results of operations", "Risk Factors -- Additional risks relevant to you as a holder of the units", "The Plan of Conversion", "The Business of Anthem - The Blue Cross Blue Shield License", "Legal and Regulatory Matters", "U.S. Federal Income Tax Consequences" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

               (xvii) The issuance of the Member Shares pursuant to the Plan does not require registration under the Act;

               (xviii) Neither the Company nor Anthem Insurance is or, after giving effect to the offering and sale of the Units, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the issuance of the Member Shares pursuant to the Plan, the consummation of the Demutualization and the application of the proceeds from the sale of the Shares and the Units as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder;

               (xix) To such counsel's knowledge, other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or of which any property of the Company, Anthem Insurance or any of their respective subsidiaries is the subject which, if determined adversely to the Company, Anthem Insurance or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xx) Assuming the transactions described in the Prospectus are consummated and performed in the manner described in the Prospectus, the discussion under the heading "U.S. Federal Income Tax Consequences", except to the extent of statements as to the Company's expectations or determinations, constitutes such counsel's opinion; and

               (xxi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinions in subsections (xvii) and (xxi) of this Section 8(c), such counsel shall also state that, they have no reason to believe that the Registration Statement (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States and the State of Indiana and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of Sullivan & Cromwell referred to in Section 8(b).

          (d) David R. Frick, Executive Vice-President and Chief Legal and Administrative Officer of the Company and Anthem Insurance, shall have furnished to you his written opinion (a draft of which is attached as Annex 8(d) hereto), dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) Anthem Insurance is validly existing as a mutual insurance company under the laws of the State of Indiana and upon the filing of the amended Articles of Incorporation of Anthem Insurance with the Secretary of State of the State of Indiana simultaneously with the First Time of Delivery, Anthem Insurance will be duly incorporated and validly existing as a stock insurance company under the laws of the State of Indiana, in each case with corporate power and authority to own its property and conduct its business as described in the Prospectus;

               (iii) The Company has an authorized capitalization as described in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being issued and sold under the Common Stock Underwriting Agreement at such Time of Delivery) have been duly authorized and validly issued and are or (with respect to the Shares being issued and sold under the Common Stock Underwriting Agreement at such Time of Delivery, when paid for in accordance with the terms thereof) will be fully paid and nonassessable; the Member Shares, when issued pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; stockholders of the Company have no preemptive rights with respect to the Shares arising out of the Articles of Incorporation or the By-Laws of the Company, the Plan, or as a matter of Indiana law; and the Transaction Shares conform in all material respects to the description of the Stock contained in the Prospectus; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable; the Issuable Common Stock conforms in all material respects to the description of the Stock contained in the Prospectus;

               (iv) Each Material Subsidiary of the Company and Anthem Insurance has been duly organized and is validly existing as a corporation, partnership or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of organization; and all issued shares of capital stock or other ownership interests of each such Material Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Prospectus and except for directors' qualifying shares) are owned directly or indirectly by the Company or Anthem Insurance, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of facts upon certificates of officers of the Company, Anthem Insurance or their respective subsidiaries; provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (v) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has been duly qualified as a foreign corporation, partnership or limited liability company, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction;

               (vi) Each of Anthem Insurance and each Insurance or Healthcare Subsidiary is duly organized and licensed as an insurance, healthcare, HMO or health care management company or holding company in respect thereof in its jurisdiction of incorporation, and is duly licensed or authorized as such in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, except where the failure to be so licensed or authorized could not reasonably be expected to have a Material Adverse Effect; except as otherwise described in the Prospectus, each of Anthem Insurance and each Insurance or Healthcare Subsidiary has all other Approvals of and from all insurance or healthcare related regulatory authorities to conduct its business, except where the failure to have such Approvals could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance or healthcare related regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance or Healthcare Subsidiary to its parent;

               (vii) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has all necessary Approvals from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the

     Prospectus, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, all such Approvals and Filings are in full force and effect and neither the Company, Anthem Insurance nor any of their respective Material Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, Anthem Insurance or any such subsidiary, except as described in the Prospectus;

               (viii) To such counsel's knowledge, there is no legal or governmental proceeding pending or, to such counsel's knowledge and as disclosed to you, currently being threatened challenging the Demutualization or the Plan or the approval thereof, the Indiana Commissioner's Order or the consummation of the transactions contemplated thereby or the offering of the Units by the Underwriters;

               (ix) To such counsel's knowledge, other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or of which any property of the Company, Anthem Insurance or any of their respective subsidiaries is the subject which, if determined adversely to the Company, Anthem Insurance or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (x) Each of this Agreement and the Common Stock Underwriting Agreement has been duly authorized, executed and delivered by the Company and Anthem Insurance;

               (xi) None of the Company, Anthem Insurance and any of their respective subsidiaries is or, after giving effect to the offering and sale of the Units, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the issuance of the Member Shares pursuant to the Plan, the consummation of the Demutualization and the application of the proceeds of the sale of the Units and the Shares as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder;

               (xii) The issuance and sale by the Company of the Instruments, the issuance of the Member Shares pursuant to the Plan, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the entry into and compliance by the Company and Anthem Insurance with all provisions of this Agreement, the Common Stock Underwriting Agreement, the Transaction

     Documents and the Plan, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any BCBS License, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or by which the Company, Anthem Insurance or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Anthem Insurance or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Plan, the Demutualization or the transactions contemplated by this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents or the Plan, nor will such action result in any violation of the provisions of (x) the Articles of Incorporation or the By-Laws or similar organizational documents, as amended, of the Company, Anthem Insurance or any of their respective subsidiaries or (y) to such counsel's knowledge, any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, Anthem Insurance or any of their respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of the Articles of Incorporation or the By-Laws or similar organizational documents of the Company or Anthem Insurance), individually or in the aggregate, would be either to adversely affect the validity or performance of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents, the Plan, the Instruments or the Transaction Shares, or to have a Material Adverse Effect;

               (xiii) Each of the Company, Anthem Insurance and each of their respective subsidiaries has made all Filings required to be made, and has obtained all Approvals required to be obtained, under any law or regulation of the United States or any state thereof for the issuance and sale by the Company of the Instruments, the issuance of the Member Shares pursuant to the Plan, the issuance and sale of the Shares pursuant to the Common Stock Underwriting Agreement, the entry into and compliance by the Company and Anthem Insurance with all provisions of this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents and the Plan and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals as (i) may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and the purchase and distribution of the Shares by the Common Stock Underwriters, or (ii) individually or in the aggregate, would not adversely affect the validity of the Instruments, the Member Shares or the Shares or have a Material Adverse Effect; and all other Filings and Approvals required to be made or obtained on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Company and Anthem Insurance of the transactions contemplated by this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents or the Plan have been so obtained and are in full force and effect, except as described in the Prospectus or to the extent that the failure to make any such Filings or to have any such Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not adversely affect the validity, performance of or consummation of the transactions contemplated by this Agreement, the Common Stock Underwriting Agreement, the Transaction Documents or the Plan;

               (xiv) The Units being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; the Units conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Units is not subject to preemptive or other similar rights;

               (xv) The Purchase Contracts underlying the Units being delivered at such Time of Delivery have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

               (xvi) The Debentures underlying the Units being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus;

               (xvii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

               (xviii) The statements set forth in the Prospectus under the captions "Description of Units", insofar as they purport to constitute a summary of the terms of the Instruments, and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the stock, and under the captions "Risk Factors - We are using the Blue Cross and Blue Shield names and marks as identifiers for our products and services under licenses from the Blue Cross

     Blue Shield Association. The termination of these license agreements could adversely affect our business, financial condition and results of operations", "Risk Factors --Additional risks relevant to you as a holder of the units", "The Plan of Conversion", "The Business of Anthem - The Blue Cross Blue Shield License", "Legal and Regulatory Matters", "U.S. Federal Income Tax" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to herein, are accurate and complete in all material respects;

               (xix) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is (A) in violation of its articles of incorporation or by-laws or similar organizational document or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any BCBS License, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (B), where such default could not reasonably be expected to have a Material Adverse Effect;

               (xx) The Company, Anthem Insurance and their respective Material Subsidiaries have good and marketable title in fee simple to all material real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property, and any material real property and buildings held under lease by the Company, Anthem Insurance and their respective Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company, Anthem Insurance and their respective Material Subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company, Anthem Insurance any their respective Material Subsidiaries, upon opinions of counsel to the lessors of such property and, in respect to matters of fact, upon certificates of officers of the Company, Anthem Insurance or their respective subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates; and

               (xxi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xviii) of this Section 8(d), such counsel shall also state that he has no reason to believe that the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

     In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the United States and the State of Indiana and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of Sullivan & Cromwell referred to in Section 8(b).

          (e) White & Case LLP, counsel to The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary (collectively, the "Agents"), shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Chase Manhattan Bank is a banking corporation duly incorporated and validly existing under the laws of the State of New York;

               (ii) The execution, delivery and performance by the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement have each been duly authorized by all necessary corporate action on the part of each such Agent; the Pledge Agreement has been duly executed and delivered by the Collateral Agent, the Custodial Agent and the Securities Intermediary and constitutes a valid and legally binding obligation of each of the Agents, enforceable against such Agents in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) The execution, delivery and performance by the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement do not violate or constitute a breach of the Articles of Incorporation or By-Laws of any of such Agents; and

               (iv) No consent of any federal or state banking authority is required for the execution, delivery or performance by the Agents of their respective obligations under the Pledge Agreement.

          (f) Gould & Wilkie LLP, counsel to The Bank of New York, as Purchase Contract Agent and Trustee, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Bank of New York is a banking corporation duly incorporated and validly existing under the laws of the State of New York;

               (ii) The execution, delivery and performance by (1) the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement and (2) the Trustee of the Indenture, and the authentication and delivery by (1) the Purchase Contract Agent of the certificates evidencing the Units and (2) the Trustee of the certificates evidencing the Debentures, have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent and the Trustee, respectively; the Pledge Agreement and the Purchase Contract Agreement have each been duly executed and delivered by the Purchase Contract Agent and such agreements constitute valid and legally binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Indenture has been duly executed and delivered by the Trustee and constitutes a valid and legally binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the certificates evidencing the Units have been duly authenticated by the Purchase Contract Agent; and the certificates evidencing the Debentures have been duly authenticated by the Trustee; and

                    (iii) No consent of any Federal or New York state banking authority is required for the execution, delivery or performance by
          (1) the Purchase Contract Agent of its obligations under the Pledge Agreement, the Remarketing Agreement and the Purchase Contract Agreement or (2) the Trustee of its obligations under the Indenture.

               (g) The Company and Anthem Insurance will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as Goldman, Sachs & Co. reasonably request.

               (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP, the independent auditors that have audited the consolidated financial statements of Anthem Insurance, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex 8(h)(i) hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex 8(h)(ii) hereto);

               (i) (i) Neither the Company nor Anthem Insurance nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the surplus of Anthem Insurance or the capital stock of the Company or the long-term debt of the Company, Anthem Insurance and their respective subsidiaries, considered as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, Anthem Insurance and any of their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (j) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities or the financial strength or claims paying ability of the Company, Anthem Insurance or any of their respective subsidiaries by A.M. Best & Co. or any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Company, Anthem Insurance or any of their respective subsidiaries;

          (k) On or after the date hereof there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of Goldman, Sachs & Co., be likely to prejudice materially the success of the proposed issue, sale or distribution of the Units, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, if the effect of any such event specified in this clause (v) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (l) The Units and the Issuable Common Stock shall have been duly listed, subject to notice of issuance, on the Exchange;

          (m) The Company and Anthem Insurance shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of copies of the Prospectus on the New York Business Day next succeeding the date of this Agreement;

          (n) The Company and Anthem Insurance shall have complied with all conditions to the effectiveness of the Plan, as set forth in the Plan, including but not limited to, receipt of and, where applicable, delivery to the Indiana Commissioner of, favorable opinions from nationally recognized independent tax counsel, a favorable "no-action" letter or exemptive relief from the Commission, a Blue Sky Memorandum, opinions from the financial advisors to the Company and Anthem Insurance and an opinion from a nationally recognized independent actuary, each on matters as described in the Plan, and the transactions and other actions described in Article I of the Plan shall have occurred;

          (o) No appeal of the Indiana Commissioner's Order or other legal or governmental action challenging the Demutualization or the Plan or the approval thereof or the consummation of the transactions contemplated thereby, the offering of the Units by the Underwriters or the offering of the Shares by the Common Stock Underwriters shall have been filed and remain outstanding the effect of which, in the judgment of Goldman, Sachs & Co, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (p) The closing of the offering of the Shares under the Common Stock Underwriting Agreement shall have occurred simultaneously with the closing of the offering of the Units hereunder and the effectiveness of the Demutualization; and

          (q) The Company and Anthem Insurance shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and Anthem Insurance satisfactory to you as to the accuracy of the representations and warranties of the Company and Anthem Insurance herein at and as of such Time of Delivery, as to the performance by the Company and Anthem Insurance of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request.

     9. (a) The Company and Anthem Insurance will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Anthem Insurance shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company or Anthem Insurance, as applicable, against any losses, claims, damages or liabilities to which the Company or Anthem Insurance may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Anthem Insurance by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or Anthem Insurance, as applicable, for any legal or other expenses reasonably incurred by the Company or Anthem Insurance in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Anthem Insurance on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Anthem Insurance on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Anthem Insurance on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Anthem Insurance on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Anthem Insurance and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e)  The obligations of the Company and Anthem Insurance under this
Section 9 shall be in addition to any liability which the Company and Anthem Insurance may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act. The obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or Anthem Insurance and to each person, if any, who controls the Company or Anthem Insurance within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Units, or the Company notifies you that it has so arranged for the purchase of such Units, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Units.

          (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Units to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Units which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Units which such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased exceeds one-eleventh of the aggregate number of all the Units to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Units) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company or Anthem Insurance and the Underwriters, as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities, agreements, representations, warranties and other statements of the Company and Anthem Insurance or their respective officers and of the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, Anthem Insurance or any officer or director or controlling person of the Company or Anthem Insurance, and shall survive delivery of and payment for the Units.

     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor Anthem Insurance shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Units are not delivered by or on behalf of the Company as provided herein, the Company and Anthem Insurance, jointly and severally, will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Units not so delivered, but the Company and Anthem Insurance shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York. New York 10005, Attention: Registration Department; and if to the Company or Anthem Insurance shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal and Administrative Officer; provided, however, that any notice to an Underwriter pursuant to
Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and Anthem Insurance and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and Anthem Insurance and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     The Company and Anthem Insurance hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to the Company and Anthem Insurance . (.) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and Anthem Insurance. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and Anthem Insurance for examination upon request, but without warranty on your part as to the authority of the signers thereof

                                              Very truly yours,

                                              ANTHEM, INC.


                                              By:_____________________________
                                                  Name:
                                                  Title:

                                              ANTHEM INSURANCE COMPANIES, INC.


                                              By:_____________________________
                                                  Name:
                                                  Title:


Accepted and Agreed to as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
UBS Warburg LLC
ABN AMRO Rothschild LLC
Dresdner Kleinwort Wasserstein Securities LLC
A.G. Edwards & Sons, Inc.
McDonald Investments Inc.
Utendahl Capital Partners, L.P.

By:____________________________
      (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                  SCHEDULE I


                                                                                                   Number of
                                                                                                Optional Units
                                                                                               to be purchased
                                                                   Total Number of                if Maximum
                                                                     Firm Units                      Option
                         Underwriter                               to be Purchased                 Exercised
                         -----------                               ----------------------          ----------
Goldman, Sachs & Co.......................................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..................................
Morgan Stanley & Co. Incorporated.........................
J.P. Morgan Securities Inc................................
Banc of America Securities LLC............................
Credit Suisse First Boston Corporation....................
Lehman Brothers Inc.......................................
UBS Warburg LLC...........................................
ABN AMRO Rothschild LLC...................................
Dresdner Kleinwort Wasserstein Securities LLC.............
A.G. Edwards & Sons, Inc..................................
McDonald Investments Inc..................................
Utendahl Capital Partners, L.P............................
                                                                  ----------------------          ----------
                Total.....................................        ======================          ==========

                                  ANNEX 8(c)

                                 [B&D Opinion]

                                  ANNEX 8(d)

                             [David Frick Opinion]

                                 ANNEX 8(h)(i)

     Pursuant to Section 8(h) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent certified public accountants with respect to the Company, Anthem Insurance and their subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                 (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished separately to the Representatives of the Underwriters and are attached hereto;

                 (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and are attached hereto and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                 (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements of the Company for such five fiscal years;

                 (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                 (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                       (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                       (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                       (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                       (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                       (E) as of a specified date not more than three days prior to the date of such letter, there have been any increase in the consolidated short-term or long-term debt of, or guaranteed by, or liability for life, accident and health claims, future policyholder benefits or other policy liabilities of, the Company and its subsidiaries, or investment or asset valuation reserves, or any decreases in consolidated total policyholders' surplus, any changes in the consolidated capital stock or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                       (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated total premiums, administrative fees, income from continuing operations, net income or other items specified by the Representatives, or any increases in benefit or administrative expenses, or any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
(vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                ANNEX 8(h)(ii)

                             [E&Y Comfort Letter]

                                       48